united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/22

Item 1. Reports to Stockholders.

Changing Parameters Fund

Annual Report

July 31, 2022

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Changing Parameters Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Changing Parameters, L.L.C   A Registered Investment Advisor

An Investment Management Company

August 17, 2022

The Changing Parameters Fund (the “Fund”), a series of Northern Lights Trust, began trading on October 2, 2006. The strategy of the Fund is to enter the market when our proprietary models indicate a suitable uptrend in one or more bond market sectors. When the models no longer indicate an uptrend, the Fund seeks to be defensive and moves into shorter-duration sectors of the bond market and/or money market instruments.

Our proprietary models helped the Fund navigate through a difficult 12-month period. Rising interest rates, growing concern about inflation, and supply-chain disruption among other continuing impacts of the pandemic, all contributed to increased market risk. For the period, investments in Multi-Sector and Floating Rate bond funds had the strongest returns. All positions were consistent with the Fund’s overall investment strategy, including, at times, selling investments and moving to a government money market account. The Fund’s opening price for the period was $11.32 per share, and, as of the end of the period, it was $10.68 per share. There was a distribution of $0.459 per share in December of 2021. The Fund’s loss of -1.66% for the 12-month period compared favorably to the Bloomberg Barclays U.S. Aggregate Bond Index loss of -9.12%.

Howard Smith

Fund Manager

The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Index returns do not reflect a deduction for fees, expenses, or taxes. Investors cannot invest directly in an index.

The data quoted above represents past performance and does not indicate future returns. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Total return is calculated assuming reinvestment of all dividends. For more performance numbers current to the most recent month-end please call 1-866-618-3456.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks. Mutual fund investing involves risk, including loss of principal. An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the Fund is contained in the Fund’s prospectus. To obtain an additional copy of the prospectus, call 1-650-327-7705. Please read the prospectus carefully before investing. The Changing Parameters Fund is offered through Northern Lights Distributors, LLC, member FINRA/SIPC. The Changing Parameters Fund is not affiliated with Northern Lights Distributors, LLC.

Review Code: 1958-NLD-08182022

Changing Parameters Fund

PORTFOLIO REVIEW (Unaudited)

July 31, 2022

The Fund’s performance figures* for the periods ended July 31, 2022, compared to its benchmark:

		Annualized
					Since Inception
	One Year	Three Year	Five Year	Ten Year	(10/2/06)
Changing Parameters Fund	(1.66)%	5.73%	4.41%	4.22%	3.29%
Bloomberg U.S. Aggregate Bond Index(a)	(9.12)%	(0.21)%	1.28%	1.65%	3.38%

Comparison of the Change in Value of a $10,000 Investment

(a)	The Bloomberg Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 2.90%, per the November 29, 2021 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-618-3456.

% of Net
Portfolio Composition as of July 31, 2022	Assets
Open End Funds	105.6%
Money Market Funds	9.5%
Liabilities in Excess of Other Assets	(15.1)%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS
July 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 105.6%
	FIXED INCOME - 105.6%
3,922,951	Credit Suisse Floating Rate High Income Fund, Institutional Class	$24,675,361
2,123,444	JPMorgan High Yield Fund, Class I	13,759,920
1,058,678	MainStay MacKay High Yield Municipal Bond Fund	12,757,066
542,643	Nuveen Preferred Securities Fund, Class I	8,590,043
2,149,891	SEI Institutional Managed Trust - High Yield Bond Fund, Class F	13,264,827
676,752	TCW Emerging Markets Income Fund	4,250,000
1,572,348	Transamerica High Yield Bond, Class I	12,861,809
		90,159,026

	TOTAL OPEN END FUNDS (Cost $89,137,856)	90,159,026

	SHORT-TERM INVESTMENTS — 9.5%
	MONEY MARKET FUNDS - 9.5%
8,117,822	Federated Hermes Government Obligations Fund, Institutional Class,
	1.59% (Cost $8,117,822)(a)	8,117,822

	TOTAL INVESTMENTS - 115.1% (Cost $97,255,678)	$98,276,848
	LIABILITIES IN EXCESS OF OTHER ASSETS - (15.1)%	(12,907,657)
	NET ASSETS - 100.0%	$85,369,191

(a)	Rate disclosed is the seven day effective yield as of July 31, 2022.

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2022

ASSETS:
Investments in securities at cost	$97,255,678
Investments in securities at value	$98,276,848
Receivable for Fund shares sold	15,000
Dividends and interest receivable	67,298
Prepaid expenses and other assets	4,612
TOTAL ASSETS	98,363,758
LIABILITIES:
Payable for investments purchased	12,750,000
Accrued advisory fees	201,113
Payable to related parties	22,728
Other accrued expenses	20,726
TOTAL LIABILITIES	12,994,567

NET ASSETS	$85,369,191

NET ASSETS CONSIST OF:
Paid in capital	$81,200,268
Accumulated Earnings	4,168,923
NET ASSETS	$85,369,191

NET ASSET VALUE PER SHARE:
Net Assets	$85,369,191
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,988,469
Net asset value (net assets / shares outstanding), offering and redemption price per share	$10.69

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF OPERATIONS
For The Year Ended July 31, 2022

INVESTMENT INCOME
Dividend income	$1,468,570
Interest income	184,656
TOTAL INVESTMENT INCOME	1,653,226

EXPENSES
Investment advisory fees	1,303,435
Interest expense	120,108
Administrative services fees	101,932
Fund accounting fees	36,410
Transfer agent fees	26,190
Compliance officer fees	19,453
Audit fees	18,746
Legal fees	16,430
Custody fees	12,904
Trustees’ fees and expenses	11,767
Printing and postage expenses	11,144
Registration fees	5,713
Miscellaneous expenses	5,361
TOTAL EXPENSES	1,689,593
NET INVESTMENT LOSS	(36,367)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	3,850,666
Net change in unrealized appreciation (depreciation) of investments	(5,215,204)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,364,538)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,400,905)

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July	Year Ended July
	31, 2022	31, 2021

FROM OPERATIONS:
Net investment income (loss)	$(36,367)	$2,227,116
Distributions of realized gains by underlying investment companies	—	100,034
Net realized gain from investments	3,850,666	3,213,944
Net change in unrealized appreciation/(depreciation) on investments	(5,215,204)	2,571,305
Net increase/(decrease) in net assets resulting from operations	(1,400,905)	8,112,399

DISTRIBUTIONS TO SHAREHOLDERS:
Total distribution paid	(3,558,780)	(5,130,515)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	7,390,813	10,847,816
Net asset value of shares issued in reinvestment of distributions to shareholders	3,558,780	5,130,500
Payments for shares redeemed	(6,655,773)	(7,513,860)
Net increase in net assets resulting from shares of beneficial interest	4,293,820	8,464,456

TOTAL INCREASE (DECREASE) IN NET ASSETS	(665,865)	11,446,340

NET ASSETS
Beginning of year	86,035,056	74,588,716
End of year	$85,369,191	$86,035,056

SHARE ACTIVITY:
Shares sold	664,312	985,388
Shares reinvested	328,604	473,293
Shares redeemed	(605,611)	(675,548)
Net increase in shares of beneficial interest outstanding	387,305	783,133

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF CASH FLOWS
July 31, 2022

Cash Flows From Operating Activities:
Net decrease in Net Assets Resulting From Operations	$(1,400,905)

Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Purchases of Long-Term Portfolio Investments	(186,090,301)
Proceeds From Sale of Long-Term Portfolio Investments	196,366,425
Net Short Term Investment Purchase	(8,110,711)
Reclassification of distributions by Underlying Investment Companies	436,297
Net Realized Gain on Investments	(3,850,666)
Change in Unrealized Appreciation/(Depreciation) on Investments	5,215,204
Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Receivable Fund Shares Sold	(15,000)
Dividends and Interest Receivable	(67,298)
Prepaid Expenses and Other Assets	4,375
Increase/(Decrease) in Liabilities:
Accrued Advisory Fees	(2,343)
Payable for Securities Purchased	12,750,000
Payable to Related Parties	5,924
Payable for Fund Shares Redeemed	(57,130)
Other Accrued Expenses	(8,321)
Net Cash Provided by Operating Activities	15,175,550

Cash Flows From Financing Activities:
Decrease in Line of Credit	(15,910,590)
Proceeds from Shares Issued	7,390,813
Payment on Shares Redeemed	(6,655,773)
Net Cash Used for Financing Activities	(15,175,550)

Net Increase in Cash	—
Cash at Beginning of Year	—
Cash at End of Year	$—

Supplemental Disclosure of Non-Cash Activity:
Non-cash Financing Activities not Included Above Consists of Reinvestment of Distributions	$3,558,780

Other Disclosure:
Cash Paid for Interest on Loan	$120,108

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended July		Year Ended July	Year Ended July	Year Ended July	Year Ended July
	31, 2022		31, 2021	31, 2020	31, 2019	31, 2018
Net asset value, beginning of year	$11.32		$10.94	$10.36	$10.10	$10.37

Activity from investment operations:
Net investment income (loss)(a)	(—	) (b)	0.30	0.25	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.17)		0.83	0.62	0.19	(0.18)
Total from investment operations	(0.17)		1.13	0.87	0.43	0.07

Less distributions from:
Net investment income	(0.25)		(0.28)	(0.29)	(0.17)	(0.34)
Net realized gains	(0.21)		(0.47)	—	—	—

Total distributions	(0.46)		(0.75)	(0.29)	(0.17)	(0.34)

Net asset value, end of year	$10.69		$11.32	$10.94	$10.36	$10.10

Total Return (c)	(1.56	)% (d)	10.67%	8.61%	4.33%	0.63%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$85,369		$86,035	$74,589	$68,985	$67,318
Ratio to average net assets:
Expenses(e),(f)	1.94%		2.05%	2.06%	1.99%	1.98%
Net investment income (loss)(e),(f),(g)	(0.04)%		2.74%	2.37%	2.35%	2.47%
Portfolio turnover rate	360%		148%	349%	260%	148%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Includes interest expense and line of credit fees 0.14%, 0.23%, 0.22%, 0.14% and 0.13% for the fiscal years ended July 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(g)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2022

1.	ORGANIZATION

The Changing Parameters Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2022

on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2022 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Open End Funds	$90,159,026	$—	$—	$90,159,026
Short-Term Investment	8,117,822	—	—	8,117,822
Total	$98,276,848	$—	$—	$98,276,848

The Fund did not hold any Level 2 or 3 securities during the year. Please refer to the Schedule of Investments for industry classifications.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2022

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended July 31, 2019 - July 31, 2021, or expected to be taken in the Fund’s July 31, 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CREDIT FACILITY

The Fund has entered into a revolving line of credit agreement with Huntington National Bank for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $25,000,000 or 30% of the Fund’s daily net assets. The Fund will be charged an annual commitment fee of 0.125% of the daily unused portion of the line for this agreement. In addition, the Fund is charged an origination fee of $31,250 to renew the line each year. Borrowings under this agreement bear interest at a rate equal to the Secured Overnight Financing Rate plus 1.25%, per annum, on the principal balance outstanding. During the year ended July 31, 2022, the Fund incurred $120,108 of interest expense (including origination fees and commitment fees) related to the borrowings. Average borrowings and the average interest rate during the year ended July 31, 2022 were

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2022

$14,608,104 and 1.65%, respectively. The largest outstanding borrowing during the year ended July 31, 2022 was $16,595,590. As of July 31, 2022, the Fund had $0 in outstanding borrowings.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Changing Parameters, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended July 31, 2022, the Adviser earned fees of $1,303,435.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. During the year ended July 31, 2022, no fees were accrued under the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. government securities, for the year ended July 31, 2022, amounted to $186,090,301 and $196,366,425, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2022 and July 31, 2021 was as follows:

	2022	2021
Ordinary income	$3,040,336	$3,455,807
Long-term capital gains	507,269	1,386,081
Tax exempt	11,175	288,627
Total distributions paid	$3,558,780	$5,130,515

CHANGING PARAMETERS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2022

As of July 31, 2022, the components of distributable earnings/(deficit) on a tax basis were as follows:

				Unrealized
Undistributed	Accumulated capital	Post October loss	Other book/tax	appreciation on	Total accumulated
ordinary income	and other gains	and late year loss	differences	investments	earnings
$—	$3,147,753	$—	$—	$1,021,170	$4,168,923

During the fiscal period ended July 31, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to equalization credits, resulted in reclassifications for the Fund for the fiscal year ended July 31, 2022 as follows:

Accumulated Earnings
Paid-In Capital	(Deficit)
$155,604	$(155,604)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At July 31, 2022, the tax cost of investments and unrealized appreciation/(depreciation) are as follows:

			Net unrealized
Tax cost of	Gross unrealized	Gross unrealized	appreciation on
investments	appreciation	depreciation	investments
$97,255,678	$1,021,170	$—	$1,021,170

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

As of July 31, 2022, the Fund invested a portion of its assets in the Credit Suisse Floating Rate High Income Fund, Institutional Class (the “Credit Fund”). The Credit Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Credit Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Credit Fund. The financial statements of the Credit Fund, including the schedule of investments, can be found at the Securities and exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of July 31, 2022, the percentage of the Fund’s net assets invested in the Credit Fund was 28.9%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2022, Constellation Trust held approximately 30.7% of the voting securities of the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Changing Parameters Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Changing Parameters Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the schedule of investments, as of July 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

September 27, 2022

Changing Parameters Fund
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
July 31, 2022

As a shareholder of the Fund you incur two types of costs: (i) transaction costs, including reinvested dividends, or other distributions; and (ii) ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example below illustrates an investment of $1,000 invested at the beginning of the period February 1, 2022 and held for the entire period through July 31, 2022.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period	Annualized
	Value	Value	(2/1/2022 to	Expense
	(2/1/2022)	(7/31/2022)	7/31/2022)(a)	Ratio
CHANGING PARAMETERS FUND
Actual	$1,000.00	$988.00	$9.02	1.83%
Hypothetical (5%return before expenses)	$1,000.00	$1,015.72	$9.15	1.83%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); AltegrisKKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); Advisor One Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer,of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of July 31, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund in the Trust advised by the Fund’s Adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-618-3456.

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended July 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Northern Lights Fund Trust doesn’t share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

MANAGER

Changing Parameters, LLC

171 Main St, Suite 260

Los Altos, CA 94022

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year πas an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456; and on the Commission’s website at http://www.sec.gov.

Changing Parameters AR22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony Hertl and Mark Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Messrs. Hertl and Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $16,300

2021 - $16,300

2020 - $16,300

(b)	Audit-Related Fees

2022 - None

2021 - None

2020 - None

(b)	Tax Fees

2022 - $2,500

2021 - $2,200

2020 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - $2,500

2021 - $2,200

2020 - $2,200

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021	2020
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $2,500

2021 - $2,200

2020 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 10/6/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 10/6/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 10/6/22